                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: March 4, 1999
                                       ------------------


                         MERIDIAN INDUSTRIAL TRUST, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Maryland                 1-14166                      94-3224765
--------------------------------------------------------------------------------
(State of Organization)    (Commission Number)         (IRS  Employer I.D. #)



455 Market Street, 17th Floor, San Francisco, California        94105
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code     (415) 281-3900
                                                  -------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         Meridian Industrial Trust, Inc. (the "Company") is filing the attached information in connection with the announcement of its third quarter results.

         The attached information contains statements that constitute forward-looking information. The forward-looking information includes statements regarding potential acquisitions, developments in progress and future lease expirations. The Company's actual results may differ significantly from the results discussed in these statements. Factors that could cause such differences include, but are not limited to, the overall United States economy, local market conditions, interest rates, competition, lease turnover, absorption rates and property characteristics discovered during the development process. For further information on these and other factors that could impact the Company and the statements contained in the attached information, reference should be made to the Company's filings with the Securities and Exchange Commission, including risk factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 1997, as amended.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

         (c)  EXHIBITS.  The following exhibit is attached to this report:


              99.1       Supplemental Information for the year ended
                         December 31, 1998.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MERIDIAN INDUSTRIAL TRUST, INC.



Date:  March 4, 1999                  By:    /s/ Robert A. Dobbin
       -----------------                     -------------------------------
                                             Robert A. Dobbin
                                             Secretary